SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K-A/1

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 24, 2009

ANV SECURITY GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-53802	13-3089537
(State or other jurisdiction	(Commission File number)	(IRS Employer
of incorporation or organization)		Identification No.)

2nd Floor, Tower B, Jiada R&D Building, No 5, Songpingshan Road, Shenzen, China 518057
(Address of principal executive offices) (Zip Code)

0086-755-86656426
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On January 19, 2010, ANV Security Group, Inc. (the “Company”) entered into an agreement (the “Flybit Agreement”) to acquire all of the issued and outstanding stock of Flybit International, Ltd., a Hong Kong corporation (“Flybit”), from its sole owner Zhaohui Zeng for three million shares of the Company’s common stock and $720,000 in cash. The closing under the Flybit Agreement originally was to be held on February 1, 2010.  However, due to the requirements for certain government approvals, the closing could not be held until June 1, 2010.

On December 24, 2009, the Company entered into an agreement (the “Angesi Agreement”) with the shareholders of Shenzhen Angesi Technology Co., Ltd (“Angesi”) to acquire Angesi and its nine affiliated entities for 32 million shares of common stock.  Angesi and its affiliates are in the business of developing, manufacturing and marketing video cameras throughout China. Based on unaudited financial information available to management, Angesi had revenue of $4,725,807 with a net profit of $26,873 in 2009.  The closing of the acquisition of Angesi has been delayed and not yet occurred.  We believe that the closing will occur during calendar year 2010.

The purchase price under each agreement is subject to adjustment, and each agreement could be cancelled based on the result of an audit of the target company.

The foregoing does not constitute a full statement of the terms of the Flybit Agreement or the Angesi Agreement, English translations of both of were filed as exhibits to this report. Reference is made to such exhibits for a full description of the rights and obligations of the parties under those agreements.  The reader should be aware that discrepancy between the English translation and the actual contract in Chinese will be resolved in favor of the contract in Chinese.

Overview of Flybit

Incorporated in August, 2008, Flybit started its business as the certified design partner of mobile surveillance solutions to a major Japanese electronics company. By the end of May, 2010, Flybit had more than 20 design engineers with average of 6 years of hands-on experience in the mobile surveillance industry, and 2 approved Chinese technology patents. Its business has expanded from ODM product lines to self-designed product lines as well, and Flybit now has more than 20 customers worldwide.

Mr. Jonathan Zeng, the founder of Flybit, is an industry veteran with more than 15 years of operational experience in the video surveillance, IT, and telecommunications fields.  Before founding Flybit, Mr. Zeng served in several senior management roles in Hisilicon Technologies Inc., and successfully helped to create its video surveillance business division which grew to be the top surveillance chip vendor in the world. From 2000 to 2005, Mr. Zeng held management positions at STMicroelectronics, with the responsibilities in engineering, operations, marketing and sales, as he oversaw product lines with $500 million in revenue. Mr. Zeng received his B.E. from Tsinghua University in Beijing, China, and M.A.Sc. from the University of British Columbia in Vancouver, Canada.

Other Key Flybit Employees

Cheng Shiming, principal hardware engineer, holds a B.E., has11 years design experience in consumer electronics, video surveillance, worked in Tsinghua Tong Fang, Shenzhen Streaming Technolgoies, and Flybit International Ltd, holder of 4 patents.

Chen Shibin, software engineer manager, holds a B.E, has 10 years design experience on embedded software in video surveillance, worked in Streaming Technologies and Flybit International Ltd, the holder of 3 patents.

Huang Jia, principal software engineer, holds a B.E., has 11 years design experience in video surveillance management software platform, worked in Cheng Lang Technologies and Flybit International Ltd.

Flybit Principal Products and Intellectual Property

Flybit designs mobile digital video recorder (DVR) devices and central management software (CMS) platforms for mobile surveillance applications. Three types of self-designed product series have been marketed.  FB6000/7000 – multi-channel mobile DVR with SD card or hard drive support, targeted at vehicle users; and FB5000 – single channel mobile DVR, targeted at personal users;

As a design company with leading edge technology at video surveillance field, Flybit’s key technical competencies can be stated from the following perspectives:
1.	One of the few mobile surveillance solution providers in the world with the capability of:
■	supporting all three type of 3G wireless transmission standards: WCDMA, TD-SCDMA, CDMA2000. Its technology and products have been adopted by China Mobile, China Telecom, China Unicom;
■	providing a complete system solution, including both mobile DVR equipment for the end user and central management software for operator,
2.	Patent protected technology:
■
Patent No. 200920287185.3 (granted): “A control mechanism applied for mobile DVR device”. It covers the communication and control mechanism between a smart phone and mobile DVR device, and management anticipates substantial market growth due to increasing penetration rate of smart phones over time.

■
Patent No. 200920287184.9 (granted): “The mechanism to protect in-vehicle electronic device in the case of exceptional power failure”. It improves the reliability of system, and keeps data integrity for the mobile DVR device.

3.
The state-of-the-art design contributes to the extreme low power consumption and a very compact device. The overall design capability and the product quality control capability have been qualified in Japan - one of the markets with the strictest requirements in the world. Flybit has been chosen by a Japanese electronic giant as the sole ODM partner. We intend to greatly expand Flybit’s operations using ANV’s available cash.  Mr. Zheng has been made the COO of our Flybit subsidiary.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired Included herein.
(b)	Pro-Forma Financial Information Included herein.
(c)	Exhibits

FLYBIT INTERNATIONAL LIMITED

Audited Financial Statements

May 31, 2010, December 31, 2009 and 2008

Stan J.H. Lee, CPA
2160 North Central Rd Suite 203 t Fort Lee t NJ 07024
P.O. Box 436402t San Ysidrot CA 92143-9402
619-623-7799 tFax 619-564-3408 t stan2u@gmail.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Flybit International Ltd.

We have audited the accompanying balance sheets of Flybit International Ltd. (the “Company”) as of May 31, 2010, December 31, 2009 and 2008 and the related statements of operation, changes in shareholders’ equity (deficit) and cash flows for the 5-months and fiscal years respectively ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Flybit International Ltd. as of May 31, 2010, December 31, 2009 and 2008 , and the results of its operation and its cash flows for the periods aforementioned in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in the notes to the financial statements, the Company’s lack of revenue activities  and losses from operations raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Stan J.H. Lee, CPA
______________________

Stan J.H. Lee, CPA
Fort Lee, NJ 07024
July 23, 2010

FLYBIT INTERNATIONAL LTD
BALANCE SHEETS

	As of May 31,	As of Dec. 31,	As of Dec. 31,
	2010	2009	2008
	USD	USD	USD
ASSETS
Current assets
Cash and cash equivalents	$16,798	$525	$1,728
Accounts receivable, net	692
Inventory	60,017	99,404	8,373
Prepayments and other receivables		4,630
Total current assets	77,507	104,559	10,101
Long-term investment
Plant and equipment, net	6,051	7,730	7,605

Total assets	$83,558	$112,289	$17,706

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Advance from customer and other payable	$22,219	$1,465	$-0-
Due to shareholder	125,675	108,850	59,979
Total current liabilities	147,894	110,315	59,979

Total liability	147,894	110,315	59,979
Commitments and contingencies
Shareholders’ equity
Registered capital
Retained earnings	-64,347	2,098	-42,135
Cumulative translation adjustment	-11	-124	-138
Total shareholders’ equity	-64,336	1,974	-42,273
Total liabilities and shareholders’ equity	$83,558	$112,289	$17,706

Notes to Financial Statements

FLYBIT INTERNATIONAL LTD
STATEMENT OF OPERATIONS

	Period Ended May 31, 2010	Year Ended Dec 31, 2009	Year Ended Dec 31, 2008
	USD	USD	USD

Net sales	$93,728	$292,574	$1,665
Cost of sales	-95,542	-123,070	-18,512

Gross profit	-1,814	169,504	-16,847

Operating expenses
Administrative expenses	-64,631	-125,271	-25,288
Total operating expenses	-64,631	-125,271	-25,288

Operating income	-66,445	44,233	-42,135

Income before income tax benefit/(expense)	-66,445	44,233	-42,135

income tax benefit/(expense)

Net income	$-66,445	$44,233	$-42,135

Other comprehensive income

Foreign currency translation gain	135	14	-138

Comprehensive income	$-66,310	$44,247	$-42,273

Notes to Financial Statements

FLYBIT INTERNATIONAL LTD
STATEMENT OF CASH FLOWS

	Period Ended May 31, 2010	Year Ended Dec 31, 2009	Year Ended Dec 31, 2008
	USD	USD	USD
Cash flow from operating activities
Net income	$-66,445	$44,233	$-42,135
Adjustments to reconcile net income to net cash (used in)/provided by operating activities
- Depreciation of property, plant and equipment	1,649	3,403	765
Changes in operating liabilities and assets:
- Accounts receivable	-692
- Inventories	39,387	-91,031	-8,373
- Prepaid expenses and other current assets	4,630	-4,630
- Accrued expenses and other payables	20,754	1,465
- Amounts due to related parties	16,825	48,871	59,979
Net cash provided by operating activities	16,108	2,311	10,236
Cash flow from investing activities
Payment of property, plant and equipment		-3,528	-8,370
Net cash used in investing activities		-3,528	-8,370
Effect of foreign exchange rate changes	165	14	-138
Net increase in cash	16,273	-1,203	1,728
Cash
At beginning of period/year	525	1,728	-
At end of year	$16,798	$525	$1,728
Supplemental disclosure of cash flow information
Cash paid during the period/year for
Interest expense
Income taxes paid

Notes to Financial Statements

FLYBIT INTERNATIONAL LTD
STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
	Share Premium	Capital reserve	Statutory Reserve	Accumulated other comprehensive income	Retained earnings	Total shareholders' equity
	USD	USD	USD	USD	USD	USD
Balance as of December 31, 2007

Net income					$-42,135	$-42,135
Foreign currency translation adjustment				-138		-138
Balance as of December 31, 2008				-138	-42,135	-42,273

Paid-in Capital by shareholders
Net income					44,233	44,233
Foreign currency translation adjustment				14		14
Balance as of December 31, 2009				-124	2,098	1,974

Paid-in Capital by shareholders
Net income					-66,445	-66,445
Foreign currency translation adjustment				135		135
Balance as of May 31, 2010				$11	$-64,347	$-64,336
Notes to Financial Statements

FLYBIT INTERNATIONAL LTD.

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2010, December 31, 2009 and 2008

Note 1) Principal Activities and Organization

Flybit International Limited (the “Company”) was incorporated under the laws of the Hong Kong Special Administrative Region on 15 August, 2008. The company is primarily engaged in surveillance system solution studying and aiming to be a top R&D oriented manufacture in the world

Flybit designs mobile digital video recorder (DVR) device and central management software (CMS) platform for mobile surveillance applications. Three type of self-designed product series has been launched at market. FB6000/7000 – multi-channel mobile DVR with SD card or hard disk support, targeting at vehicles users; FB5000 – single channel mobile DVR, targeting at personal user;

As an design company with leading edge technology at video surveillance field, its key technical competence can be addressed from the following perspectives:

1.	One of the few mobile surveillance solution providers in the world with the capability of
■	supporting all three type of 3G wireless transmission standards: WCDMA, TD-SCDMA, CDMA2000. Its technology and product have been adopted by China Mobile, China Telecom, China Unicom;
■	providing the completed system solution, including both mobile DVR equipment for end user and central management software for operator,
2.	Patent protected technology:
■
Patent No. 200920287185.3 (approved): “A control mechanism applied for mobile DVR device”. It covers the communication and control mechanism between smart phone and mobile DVR device, and expected to grow fast amid the higher penetration rate of smart mobile phone with the time.

■
Patent No. 200920287184.9 (approved): “The mechanism to protect in-vehicle electronic device in the case of exceptional power failure”. It improves the reliability of system, and keep data integrity for mobile DVR device.

3.
The state-of-the-art design contributes to the extreme low power consumption and the most compact device. The overall design capability and the product quality control capability have been qualified in Japan - one of the market with the strictest requirement in the world. The company is chosen by a Japanese electronic giant as the sole ODM partner.

Incorporated in August, 2008, Flybit International Limited ( “Flybit”)  started its business as the certified design partner of mobile surveillance solution to a Japanese electronic giant company. By the end of May, 2010,  Flybit has more than 20 skilled design engineers with average of 6 years of hands-on experience at mobile surveillance industry, and 2 approved technology patents. Its business has expanded from ODM product line to self-designed product line as well, and won more than 20 customers worldwide.

Mr. Jonathan Zeng, the founder of Flybit, is an industry veteran with more than 15 years of operational experience in the video surveillance, IT, and telecommunications fields.

Before founding Flybit, Mr. Zeng has served as several senior management roles in Hisilicon Technologies Inc., and successfully helped to create video surveillance business division and grow it as the top surveillance chip vendor in the world. From 2000 to 2005, Mr. Zeng held management positions at STMicroelectronics, with the involvement of engineering, operation, marketing and sales, overseeing the product lines with 500 million dollar revenue. Mr. Zeng received his B.E. from Tsinghua University in Beijing, China, and M.A.Sc. from University of British Columbia in Vancouver, Canada.

Note 2) Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in Hong Kong Dollar (“HKD”), and its reporting currency is United States dollars. The Company’s fiscal year-end is December 31.

Note 3) Summary of Significant Accounting Policies and Practices

(a) Use of estimate

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.

The more significant financial statement items requiring the use of management estimates and assumptions relate to: (i) estimates used in valuing property to net realizable value, reserves for contingencies equipment and intangible assets, (ii) uncollectible accounts receivable, (iii) obsolete and/or damaged inventory.

Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ from those estimates.

(b) Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

( c ) Accounts receivable

Accounts receivable are recorded at the contract amount after deduction of trade discounts, allowances, if any, and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

The Company reviews its allowance for doubtful accounts monthly. Past due balances over 1 year and over a specified amount are reviewed individually for collectability. All other balances are reviewed on a pooled basis by aging of such balances. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(d) Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using moving weighted average method. Cost of finished goods comprises direct material, direct production cost and an allocated portion of production overheads based on normal operating capacity.

(e) Investments

For trading securities, the measurement of fair value and earning/loss would be based on the market price of closing price of the balance sheet date (or the closest trading date prior the balance sheet date ) when Securities were trading in the market.

The instruments, which held by the Company, represented less than 20% of external companies’ equity and without significant influence, its fair value and investment earning/loss would be measured via cost method on benchmark basis.

For Investments instruments held by the Company, which represents 20%-50% ownership, and the Company had significant influence on the debtors. The fair value of investment earning/loss would be fairly measured via equity-method. According to the equity-method, after the investment was measured as initial investment cost, adjusting the book value of the investment through the change of the portion of the investor has in the owner’s equity of the investee to calculate the gains or losses. The amount of gains or losses includes other investment income.

No investment was held as of the respective dates of financial statements.

(f) Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairment.

Depreciation on property, plant and equipment is calculated on the straight-line method after taking into account their respective estimated residual values over the estimated useful lives of the assets as follows:

Furniture and office equipment	3 years

Maintenance and repair costs are expensed as incurred, whereas significant renewals and betterments are capitalized.

Construction in progress represented capital expenditure in respect of machine tool production line. The incurred interests costs are recorded into the project until construction in progress are ready for use. No depreciation is provided in respect of construction in progress. No construction in progress was held as of respective dates of financial statements.

(g) Intangible Assets

Intangible assets are carried at cost and charged to expense on a straight-line basis over the useful life.
No intangible asset was held as of respective dates of financial statements.

(h) Accounting for long-lived assets impairment

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is determined by comparing the carrying amount of an asset to future undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

(i) Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (“SAB”) No. 104. All of the following criteria must exist in order for the Company to recognize revenue: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured.

The Company sells its products pursuant to sales contracts entered into with its customers. Revenue for all products is recognized when title and risk of loss pass to the customer and when collectability is reasonably assured. The passing of title and risk of loss to the customer is based on the terms of the sales contract, generally upon delivery and acceptance of product by the customer.

(j) Foreign Currency Translation

The functional currency of the Company is the RMB and the RMB is not freely convertible into foreign currencies. The Company maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Assets and liabilities are translated at exchange rates at the balance sheet date, revenue and expenses are translated at the average exchange rates for the period, and members’ equity is translated at historical exchange rates. Translation adjustments are included in accumulated other comprehensive income, a component of members’ equity. The exchange rates applied are as follows:

	May 31, 2010	December 31, 2009	December 31, 2008
Year end RMB exchange rate	7.7893	7.7551	7.7499
Average RMB exchange rate – year ended	7.7722	7.7525	7.7753

No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at the rates used in translation.

(k) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

(l) Taxation

Taxation represents current tax expense. The taxation payable represents the amounts expected to be paid to the taxation authority, using the tax rates (and tax laws) that have been enacted or substantively enacted by the balance sheet date.
Deferred tax is not recognized and provided as of respective dates of financial statements.

(m) Contingent liabilities and contingent assets

A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Company. It can also be a present obligation arising from past events that is not recognized because it is not probable that the Company will incur a liability or obligations as a result. A contingent liability, which might occur but is not probable, is not recorded but is disclosed in the notes to the financial statements. The Company will recognize a liability or obligation when it is probable that the Company will incur it.

A contingent asset is an asset, which could possibly arise from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain events not wholly within the control of the Company. Contingent assets are not recorded but are disclosed in the notes to the financial statements when it is likely that the Company will recognize an economic benefit. When the benefit is virtually certain, the asset is recognized.

(n) Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Values of Financial Instruments”, requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

(o) Recently Issued Accounting Pronouncements

In June 2009, the FASB approved the Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental U.S. GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change U.S. GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized database. The Codification became effective for the period beginning September 15, 2009, and impacts the Company’s financial statements, as all references to authoritative accounting literature is now referenced in accordance with the Codification.

On January 1, 2009, the Company adopted new accounting guidance related to the accounting for business combinations and related disclosures. This new guidance addresses the recognition and accounting for identifiable assets acquired, liabilities assumed, and non-controlling interests in business combinations. The guidance also establishes expanded disclosure requirements for business combinations. The Company has applied this new guidance to its 2009 business combinations.

On January 1, 2009, the Company also adopted new accounting guidance related to the accounting for non-controlling (minority) interests in consolidated financial statements. This guidance establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary, and requires that non-controlling interests in subsidiaries be reported in the equity section of the controlling company’s balance sheet. It also changes the manner in which the net income of the subsidiary is reported and disclosed in the controlling company’s income statement. The Company’s consolidated financial statements reflect the adoption and implementation of this new guidance for all periods presented.

On January 1, 2009, the Company adopted a new accounting standard on determining whether an instrument (or embedded feature) is indexed to an entity’s own stock. This standard provides a two-step model to determine if an instrument, or embedded feature in an instrument, can be considered indexed to an entity’s own stock for the purpose of determining if the instrument can be accounted for as equity or as a derivative presented outside of equity. The adoption of this standard had no material impact on the Company’s consolidated financial statements.

In May 2009, the FASB established general standards for accounting and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The pronouncement required the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, whether that date represents the date the financial statements were issued or were available to be issued. In February 2010, the FASB amended this standard whereby SEC filers, like the Company, are required by GAAP to evaluate subsequent events through the date its financial statements are issued, but are no longer required to disclose in the financial statements that the Company has done so or disclose the date through which subsequent events have been evaluated.

In August 2009, the FASB provided clarification when measuring liabilities at fair value in a circumstance in which a quoted price in an active market for an identical liability is not available. A reporting entity is required to measure fair value using one or more of the following methods: 1) a valuation technique that uses a) the quoted price of an identical liability when traded as an asset or b) quoted prices for similar liabilities (or similar liabilities when traded as assets) and/or 2) a valuation technique that is consistent with the preexisting fair value guidance. It also clarifies that when estimating the fair value of a liability, a reporting entity is not required to adjust the estimate to include inputs relating to the existence of transfer restrictions on that liability. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued an update to existing guidance on accounting for arrangements with multiple deliverables. This update will allow companies to allocate consideration received for qualified separate deliverables using estimated selling price for both delivered and undelivered items when vendor-specific objective evidence or third-party evidence is unavailable. Additional disclosures discussing the nature of multiple element arrangements, the types of deliverables under the arrangements, the general timing of their delivery, and significant factors and estimates used to determine estimated selling prices will be required. This guidance is effective prospectively for interim and annual periods ending after June 15, 2010. The Company is currently evaluating the impact this guidance may have, if any, on its consolidated financial statement, but does not anticipate that this updated guidance will have a material impact.

In January 2010, the FASB issued an update that improves the requirements related to fair value measurements and disclosures about transfers between Level 1, Level 2 and Level 3 assets and the disaggregated activity in the roll forward for Level 3 fair value measurements. These new disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company does not expect the adoption of these expanded disclosures to have a material impact on its consolidated financial statements.

In February 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-09 (“ASU 2010-09”), which amends ASC 855 to address certain implementation issues related to an entity’s requirement to perform and disclose subsequent-events procedures. The new guidance clarifies that management must evaluate, as of each reporting period, events or transactions that occur after the balance sheet date through the date that the financial statements are issued. Management must perform its assessment for both interim and annual financial reporting periods. ASU 2010-09 also exempts SEC filers from disclosing the date through which subsequent events have been evaluated. The adoption of this amended standard did not have a material impact on the company’s consolidated financial statements.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position, or cash flow.

Note 4) Accounts Receivable

The following are the components of accounts receivable:

	May 31, 2010	December 31, 2009	December 31, 2008
	USD	USD	USD
Accounts Receiveable	$692	-	-
Provision for doubtful debt	-	-	-
	$692	-	-

Note 5) Inventories

Inventories at May 31, 2010, December 31, 2009 and 2008 consist of the following:

	May 31, 2010	December 31, 2009	December 31, 2008
	USD	USD	USD
Working in Process	-	$5,553	$908
Raw material	$30,151	37,037	5,112
Finished goods	29,866	56,814	2,353
	$60,017	$99,404	$8,373

Note 6) Prepayment and Other Receivables

Prepayment and other receivables at May 31, 2010, December 31, 2009 and 2008 consist of the following:

	May 31, 2010	December 31, 2009	December 31, 2008
	USD	USD	USD
Advances to vendors	-	-	-
Other receivables	-	$4,630	-
	-	$4,630	-

Note 7) Property, Plant and Equipment

Property, Plant and Equipment at May 31, 2010, December 31, 2009 and 2008 consist of the following:

	May 31, 2010	December 31, 2009	December 31, 2008
	USD	USD	USD
Furniture and office equipment	$11,846	$11,899	$8,372
	11,846	11,899	8,372
Less: Accumulated depreciation	(5,795)	(4,169)	(767)
	$6,051	$7,730	$7,605

Note 8) Other payable and accruals

Other payable and accruals at May 31, 2010, December 31, 2009 and 2008 consist of the following:

	May 31, 2010	December 31, 2009	December 31, 2008
	USD	USD	USD
Advances from customers	$995
Accrued expense		$1,465
Other payables	21,224
	$22,219	$1,465

Note 9) Related Party Transactions

As of May 31, 2010, the related parties of the Company and the relationship were known as following:

Relationships
Zeng Zhaohui	the unique shareholder of the company

Related Parties Balances

At May 31, 2010, December 31, 2009 and 2008 amounts due from/to related companies consist of:
Payables to related parties:

	May 31, 2010	December 31, 2009	December 31, 2008
	USD	USD	USD
Zeng Zhaohui	$125,675	$108,850	$59,979
	$125,675	$ 108,850	$59,979

Note 10)  Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company faces liquidity problem and has not internally generated positive cash since inception and has never paid any dividends. It is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity and/or debt financing to continue operations, and the attainment of profitable operations. As at May 31, 2010, the Company has working capital deficiency of $70,387 and accumulated losses of $ 64,347 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Pro Forma Condensed Combined Balance Sheets and Statement of Operations

On June 1 2010 ANV Security Group (Asia) Co., Limited, acquired 100% of outstanding common shares of Flybit International Ltd.

Pro Forma accounting effects of  Purchase Agreement are presented in the following tables which presents the combined results of balance sheets and operations as they may have appeared had the acquisition and financing transactions described above occurred as of  April 1, 2010 ( the effective date of start of accounting fiscal year of the Company)  . The unaudited pro forma condensed combined balance sheet and statement  of operations has been derived from and should be read together with the historical financial statements of notes of ANV Security Group Inc. filed as part of 10- K/A of the Company filed with the Securities Exchange Commissions on July 26, 2010 and the historical financial statements of the Company, both prepared in accordance with accounting principles generally accepted in the United States (‘U.S. GAAP”), for the fiscal year March 31, 2010, included elsewhere in the 10-K/A.

ANV Security Group, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheets

		ANV Security
	ANV Security	Group (Asia) Co.,		ANV Security
	Group Inc.	Ltd.		Group Inc.
	As of June 30	As of June 30	Pro Forma	As of June 30
	2010	2010	Adjustments	2010
ASSETS

CURRENT ASSETS

Cash	$524,848	$35,410		$560,258
Accounts receivable, net of allowance	31,680	693		32,373
Inventory	98,702	55,774		154,476
Other current assets	11,132			11,132
TOTAL CURRENT ASSETS	666,362	91,877		758,239

Property and equipment - net of accumulated depreciation	35,977	7,067		43,044
Intangibles	1,250,809	2,258,774		3,509,583

TOTAL OTHER ASSETS	1,286,786	2,265,841		3,552,627

TOTAL ASSETS	$1,953,148	$2,357,718	-	$4,310,866

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$1,858	-		$1,858
Accrued expense and other payable	-	2,209,848		2,209,848
Due to related parties	167	$149,047		149,214
TOTAL CURRENT LIABILITIES	2,025	2,358,895		2,360,920

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	2,754,907			2,754,907
Additional paid-in capital	24,836			24,836
Statutory reserve
Retained earnings (Deficit)	(935,117)	299		(934,818)
Other comprehensive loss - foreign currency translation	106,497	(1,476)		105,021
TOTAL STOCKHOLDERS' EQUITY	1,951,123	(1,177)		1,949,946

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,953,148	$2,357,718		$4,310,866

ANV Security Group, Inc.

Unaudited Pro Forma Condensed Combined Statements of Operations

		ANV Security		ANV Security
	ANV Security	Group (Asia) Co.,		Group Inc.
	Group Inc.	Ltd.		April 1 to
	April 1 to	April 1 to	Pro Forma	June 30, 2010
	June 30, 2010	June 30, 2010	Adjustments	Pro Forma

Revenue	$8,652	$18,683		$27,335

TOTAL NET REVENUE	8,652	18,683		27,335

COST OF REVENUES	4,961	7,595		12,556

GROSS PROFIT	3,691	11,088		14,779

OPERATING COSTS
General and administrative expenses	123,035	10,789		133,824
Depreciation and amortization expense	69,743	-		69,743
Total Operating Costs	192,778	10,789		203,567
OPERATING INCOME (LOSS)	(189,087)	299		(188,788)

OTHER INCOME & (EXPENSES)

Non operating expense	(6,590)	-		(6,590)
Non operating income	8	-		8
Total Other Income & (Expenses)	(6,582)	-		(6,582)

NET INCOME BEFORE INCOME TAX & BENEFIT	(195,669)	299		(195,370)

Current income taxes	-	-
Minority interest, net of taxes	-	-

NET INCOME (LOSS)	$(195,669)	$299		$(195,370)

COMPREHENSIVE LOSS:
Unrealized foreign currency translation income	(85,378)	(1,476)		(86,854)
COMPREHENSIVE LOSS	$(281,047)	$299		$(282,224)

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet and statement of operations (“Pro Forma”) of the Company is presented for the period ended June 30, 2010. The unaudited Pro Forma applies the group’s accounting policies over the pro forma period.

No amount has been included in the purchase price allocation for estimated costs to be incurred to achieve savings or other benefits of the transactions. Similarly, the Pro Forma does not reflect any cost savings or other benefits that may be obtained through synergies among the operations of two entities.

Exhibit No. Description

10.1	Flybit Agreement – English Translation. Filed with original Form 8-K

10.2	Angesi Agreement – English Translation. Filed with original Form 8-K

23.1	Consent of independent public accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANV Security Group, Inc.

Weixing Wang

By:           /s/ Weixing Wang, CFO

Dated: September 14, 2010

                                                 Title: President